Exhibit 10.5

THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE. EXCEPT AS OTHERWISE PROVIDED IN THE PURCHASE AGREEMENT REFERENCED IN THIS SUBORDINATED NOTE, THIS SUBORDINATED NOTE MAY NOT BE OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS SUBORDINATED NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE OR OTHER LAWS AS MAY BE APPLICABLE, OR RECEIPT BY TAYLOR CAPITAL GROUP, INC. OF AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF THE GENERAL AND SECURED CREDITORS OF TAYLOR CAPITAL GROUP, INC.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT, AND AS REQUIRED BY TREASURY REGULATION §1.1275-3(b)(1), INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY MAY BE OBTAINED FROM THE MAKER (AS DEFINED BELOW) BY CONTACTING THE GENERAL COUNSEL OF TAYLOR CAPITAL GROUP, INC. AT (847) 653-7978.

8% SUBORDINATED NOTE DUE 2020

$[ ]	May 28, 2010

SNA-[ ]	CUSIP 876851 AA4

FOR VALUE RECEIVED, the undersigned, Taylor Capital Group, Inc. (the “Maker”), hereby promises to pay to [                                ] (“Purchaser”) or its registered assigns, at such place as the holder may designate from time to time in a written notice to the Maker, the principal sum of [                     ($                    )] on May 28, 2020 (the “Maturity Date”) or any earlier date of acceleration of the Maturity Date, and to pay interest on the outstanding principal amount of this 8% Subordinated Note Due 2020 (this “Note”) from May 28, 2010, quarterly on the fifteenth day of the last month of each calendar quarter, commencing on October 15, 2010 (each, an “Interest Payment Date”), at a rate per annum of 8% prior to the Maturity Date and, if the outstanding principal amount of this Note is not paid in full on the Maturity Date, at a rate equal to 12% per annum on and after the Maturity Date until the principal hereof shall have been paid or duly provided for. Unless expressly prohibited by applicable law, any accrued interest that is not paid when due shall bear interest until paid in full at a rate equal to 8% per annum prior to the Maturity Date and at a rate equal to 12% per annum on and after the Maturity Date.

This Note is one of the 8% Subordinated Notes due 2020 of the Maker referred to in the Securities Purchase Agreement (as may be amended, modified, or restated from time to time), dated May 21, 2010, by and among the Maker, Purchaser and the other investors party thereto (the “Purchase Agreement”). All of the other 8% Subordinated Notes due 2020 of the Maker of even date herewith (as may be amended, modified or restated from time to time) are collectively referred to herein as the “Other Notes,” and this Note and the Other Notes are collectively referred to herein as the “Notes.” Capitalized terms used in this Note are defined in the Purchase Agreement, unless otherwise expressly stated herein. This Note is entitled to the benefits of the Purchase Agreement and is subject to all of the agreements, terms and conditions contained therein, all of which are incorporated herein by this reference. This Note may not be prepaid at any time prior to the second anniversary of the date of this Note. This Note may be prepaid, in whole or in part, at any time from and after the second anniversary of the date of this Note, but prior to the fifth anniversary of the date of this Note; provided that any such prepayment shall be subject to the Applicable Prepayment Premium, as set forth below. This Note may be prepaid, in whole or in part, without premium or penalty, at any time from and after the fifth anniversary of the date of this Note. Any prepayment of this Note, in whole or in part, shall be made on the following terms and conditions: (a) the Maker shall give the holder at least three Business Days’ prior written notice of its intent to make each prepayment; and (b) each prepayment shall be made in immediately available funds and shall be made by paying (x) with respect to any prepayment, in whole or in part, from and after the second anniversary of the date of this Note, but prior to the fifth anniversary of the date of this Note, the Applicable Prepayment Premium, together with unpaid accrued interest on the principal amount to be prepaid to the date of prepayment, or (y) with respect to any prepayment, in whole or in part, from and after the fifth anniversary of the date of this Note, the principal amount to be prepaid, together with unpaid accrued interest thereon to the date of prepayment. For purposes of this Note, “Applicable Prepayment Premium” means, (A) with respect to any prepayment, in whole or in part, from and after the second anniversary of the date of this Note, but prior to the third anniversary of the date of this Note, 102.5% of the principal amount to be prepaid, (B) with respect to any prepayment, in whole or in part, from and after the third anniversary of the date of this Note, but prior to the fourth anniversary of the date of this Note, 101.5% of the principal amount to be prepaid, and (C) with respect to any prepayment, in whole or in part, from and after the fourth anniversary of the date of this Note, but prior to the fifth anniversary of the date of this Note, 100.5% of the principal amount to be prepaid. Notwithstanding the foregoing, the Maker may not make any prepayment of this Note unless (i) all accrued interest that is then due and payable under the Notes shall have been paid in full, (ii) the Maker simultaneously prepays the same percentage of the outstanding principal amount of each Other Note, and (iii) the Maker shall have received the prior written approval of any governmental agency or body with proper jurisdiction over Maker, if required.

Interest on the principal amount of this Note from time to time outstanding shall be computed on the basis of the actual number of days elapsed over a 360-day year, consisting of twelve (12) 30-day months. In no event, however, shall the interest rate hereunder exceed the maximum rate permitted by law.

In the event the Maker can pay some, but not all, of the aggregate interest payable on the outstanding Notes on any Interest Payment Date, or of the aggregate outstanding principal of the Notes on the Maturity Date, or of any fees or other obligations payable under the Notes on the due date therefor, the Maker shall apportion the aggregate payment made by it on such Interest Payment Date, Maturity Date or other due date ratably among the Notes in proportion to the respective outstanding principal balances thereof; provided that the foregoing shall not affect any right of the holder of this Note to receive payment in full of such interest, principal or other amount on such Interest Payment Date, Maturity Date or other due date, as the case may be, or otherwise limit any rights and remedies of the holder of this Note with respect thereto.

Any of the following events shall represent an event of default under this Note (each, an “Event of Default”): (i) a court or administrative or governmental agency or body with proper jurisdiction to do so shall enter a decree or order for the appointment of the Federal Deposit Insurance Corporation (the “FDIC”), the Illinois Department of Financial and Professional Regulation (the “DFPR”), any successor agency to the FDIC or the DFPR, or any other governmental agency or body with proper jurisdiction, as applicable, as receiver of Cole Taylor Bank (“Bank”); (ii) the Bank shall consent to the appointment of the FDIC, the DFPR, any successor agency to the FDIC or the DFPR, or any other governmental agency or body with proper jurisdiction, as applicable, as receiver for it; (iii) Maker shall (a) voluntarily commence any proceeding or file any petition for relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (b) consent to the institution of, or be subject to the filing of any such petition, (c) apply for or be subject to the appointment of a receiver, trustee, custodian or similar official for Maker or its property or assets, or (d) make a general assignment for the benefit of creditors; (iv) the Maker breaches the Dividend Covenant or the Organic Change Covenant (each as defined below); (v) the Maker fails to pay, when due, any principal of this Note or fails to pay any interest due on this Note within five (5) business days of the Interest Payment Date applicable thereto (a “Payment Default”); or (vi) the Maker shall have failed to keep or perform any of its other material agreements, undertakings, obligations or covenants under the Note in any material respect and such failure continues for a period of thirty (30) days after notice thereof to the Maker executed by the holders of Notes representing at least a majority of the principal amount then outstanding under all of the Notes (a “Majority of the Holders”).

Upon the occurrence of an Event of Default described in subsection (i), (ii) or (iii) of the immediately preceding paragraph, the principal of, interest accrued on, and other obligations payable under this Note, will immediately become due and payable, without presentment, demand, protest or notice of any kind. Notwithstanding anything to the contrary herein, other than the occurrence of an Event of Default described in subsection (i), (ii) or (iii) of the immediately preceding paragraph, as long as this Note is deemed to be Tier 2 Capital (or the equivalent) of the Maker under the applicable rules and regulations promulgated by the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) (except to the extent not so deemed due to the limitation imposed by the second sentence of 12 C.F.R. §250.166(e)(1), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt), there is no right of acceleration for any default or Event of Default, including a default in the payment of principal or interest or the performance of any other covenant or obligation by the Maker, under this Note or the Purchase Agreement. If the Maker receives a written notification from the Federal Reserve Board that the indebtedness evidenced by the Notes no longer constitutes Tier 2 Capital of the Maker (the “Federal Reserve Notice”), other than due to the limitation imposed by the second sentence of 12 C.F.R. §250.166(e)(1), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, the Maker shall immediately notify the holder of this Note. At any time after receipt of the Federal Reserve

Notice, and so long as the determination set forth in such Federal Reserve Notice remains in effect, if any Event of Default shall occur hereunder and be continuing, then (x) if such Event Default is a Payment Default, the holder of this Note may declare this Note and any amounts due to the holder of this Note hereunder immediately due and payable, whereupon this Note and such amounts payable hereunder shall immediately become due and payable, and (y) in the case of any other Event of Default, a Majority of the Holders may declare the Notes and any amounts due to the holders of the Notes hereunder or thereunder immediately due and payable, whereupon the Notes and such amounts payable hereunder or thereunder shall immediately become due and payable, but in each case under clause (x) or (y), without presentment, demand, protest or notice of any kind. Upon the occurrence of an Event of Default, it is specifically understood and agreed that, notwithstanding the curing of such Event of Default, the Maker shall not be released from any of its covenants hereunder unless and until this Note is paid in full. Notwithstanding the foregoing, nothing herein shall limit the rights of the holder of this Note to exercise any and all remedies available to such holder under applicable law; provided, however, that, except in connection with a Payment Default, no action may be initiated to enforce the rights of the holder of this Note pursuant hereto without the prior written consent of a Majority of the Holders.

If the Maker fails to make any principal or interest payment when and as required hereby, the Maker shall not, until such principal or interest payment has been made, (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any of its equity securities, or (ii) purchase, redeem or otherwise acquire, directly or indirectly, any of its equity securities, in each case without the consent of a Majority of the Holders (such negative covenant, the “Dividend Covenant”).

The indebtedness of the Maker evidenced by this Note, including the principal, interest and premium, if any, is not secured by any assets or commitments of the Maker or the Bank, and until such time as the Maker receives a Federal Reserve Notice, the indebtedness evidenced by this Note shall be subordinated and junior in right of payment to the Maker’s obligations to the general creditors of the Maker, and upon dissolution or liquidation of the Maker, no payment of principal or interest shall be due and payable until all general creditors and depositors of the Maker shall have been paid in full. Purchaser and each of its registered assigns holding this Note, by the acceptance hereof, agree to be bound by the foregoing provisions.

Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Maker’s assets to another Person or other transaction that is effected in such a way that holders of all of the common equity of the Maker are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such common equity is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Maker’s assets to an acquiring Person or (ii) other Organic Change following which the Maker is not a surviving entity, the Maker shall secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement, in form and substance satisfactory to a Majority of the Holders, to deliver to the holder of this Note, in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note (such covenant, the “Organic Change Covenant”).

The written consent of the Maker and a Majority of the Holders shall be required for any amendment to the Notes (including this Note), and upon receipt of such consent, each Note (including this Note) shall be deemed amended thereby. No such amendment shall be effective except to the extent it applies on an equivalent basis to all of the Notes. No consideration shall be offered or paid to any holder of the Notes to amend or consent to an amendment or other modification of any provision of the Notes unless the same consideration is offered to all of the holders of the Notes.

The holder of this Note may assign or transfer some or all of its rights hereunder, subject to compliance with the provisions of the immediately following paragraph, without the consent of the Maker. The holder of this Note shall promptly provide notice to the Maker of the name and address of the assignee or transferee and the principal amount of this Note assigned or transferred, as applicable. Notwithstanding the foregoing, if this Note has been prepaid in part, the holder of this Note may not transfer this Note unless such holder first physically surrenders this Note to the Maker, whereupon the Maker will forthwith issue and deliver upon the order of the holder of this Note a new Note of like tenor, registered as such holder may request, representing in the aggregate the remaining principal represented by this Note. The holder of this Note and any permitted assignee, by acceptance of this Note, acknowledge and agree that following any prepayment of any portion of this Note, the principal of this Note may be less than the principal amount stated on the face hereof.

The holder of this Note and any permitted assignee, by acceptance of this Note, covenant and agree not to sell, hypothecate or otherwise transfer this Note except pursuant to, and in compliance with the “plan of distribution” set forth in, an effective registration statement for the Notes under the Securities Act and such state or other laws as may be applicable, or upon receipt by the Maker of a written opinion of counsel in form and substance reasonably acceptable to the Maker that such registration is not required for such sale, hypothecation or other transfer; provided, however that no such opinion shall be required in connection with (i) a transaction pursuant to Rule 144 in which such holder of this Note provides the Maker with certifications reasonably requested by the Maker regarding compliance with the terms and provisions of Rule 144 or (ii) a distribution of this Note to an Affiliate of such holder of this Note, so long as such Affiliate does not pay any consideration in connection with such distribution (other than issuance of equity interests in such Affiliate) and such holder of this Note provides the Maker with certifications reasonably requested by the Maker in connection therewith.

The Maker shall maintain, at one of its offices in the United States, a register for the recordation of the names and addresses of each holder of the Notes, and the principal amount of the Notes owed to each such holder pursuant to the terms hereof and of the Other Notes from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Maker and the holders of the Notes shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the holder of this Note for all purposes, notwithstanding notice to the contrary. The Register shall be available for inspection by any holder of the Notes, at any reasonable time and from time to time upon reasonable prior notice. The Notes are intended to be obligations in “registered form” for purposes of Sections 871 and 881 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, and the provision of this Note shall be interpreted consistently therewith.

The Maker shall pay all taxes (other than transfer taxes and income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of a holder of this Note) and all other expenses and charges payable in connection with the preparation, execution and delivery of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT IN THE STATE OF DELAWARE, AND THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL.

The Maker expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

This Note is executed as of the date first written above.

TAYLOR CAPITAL GROUP, INC.

By:
Name:	Mark A. Hoppe
Title:	Chief Executive Officer